UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 18, 2005


                                   AT&T CORP.
               (Exact Name of Registrant as Specified in Charter)

                                    New York

                 (State or Other Jurisdiction of Incorporation)

                1-1105                              13-4924710
        (Commission File Number)         (IRS Employer Identification No.)


                     One AT&T Way
                 Bedminster, New Jersey                07921
             (Address of Principal Executive         (Zip Code)
              Offices)


       Registrant's telephone number, including area code: (908) 221-2000

                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

     On January 18, 2005, our Compensation and Employee Benefits Committee (the Committee) exercised its discretion to approve adjustments to the performance metrics for the Company's 2004 Bonus Plan to exclude the net income impacts of the Company's asset impairment charge, business restructuring charge and three other non-operating events. The Committee also established the performance metrics for the Company's 2005 Bonus Plan which will be based on 50% net income and 50% revenue, and a discretionary modifier (plus or minus up to 25%) based on competitive performance. The Company's senior executives participate in the Company's Bonus Plans subject to the terms of the AT&T Short Term Incentive Program, as amended, filed by the Company as Exhibit (10)(iii)(A)(1) to its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004 (Commission file number 1-1105).

     The Committee approved effective January 20, 2005 a payout level of 100% of target for performance share awards for senior executives outstanding from the 2002-2004 performance cycle. These performance share awards were made under the Company's 1997 Long Term Incentive Program, as amended, filed by the Company as Exhibit (10)(iii)(A)(2) to its Annual Report on Form 10-K for 1997 (Commission file number 1-1105). In addition, the Committee approved the 2005 compensation structure for equity awards, which in the case of senior executives will consist of 70% performance shares for a 2005-2007 performance cycle and 30% restricted stock units. The performance criteria for outstanding performance shares for 2005 will be the same as those established under the 2005 Bonus Plan. The restricted stock units will vest 50% after two years and 25% each after the third and fourth year. The Company's equity awards for 2005 will be made under the Company's 2004 Long Term Incentive Plan, which was filed by the Company as
Exhibit 4.1 to Form S-8 filed May 26, 2004 (Commission file number 333-115909).

     The 2004 Bonus Plan payments, and 2005 restricted stock awards and performance share awards, approved by the Committee for AT&T's named executive officers based upon 2004 compensation are set forth in the table below:

--------------------------------- ------------------------------- ------------------------------- -------------------------------
Name                              2004 Bonus Plan Payment         Restricted Stock Units          Performance Shares
--------------------------------- ------------------------------- ------------------------------- -------------------------------
David W. Dorman                   $1,970,000                      146,100                         340,900
--------------------------------- ------------------------------- ------------------------------- -------------------------------
James W. Cicconi                  $616,000                        29,300                          68,200
--------------------------------- ------------------------------- ------------------------------- -------------------------------
Hossein Eslambolchi               $708,000                        51,300                          119,400
--------------------------------- ------------------------------- ------------------------------- -------------------------------
William J. Hannigan               $1,147,000                      92,100                          214,800
--------------------------------- ------------------------------- ------------------------------- -------------------------------
Thomas W. Horton                  $697,000                        56,300                          131,200
--------------------------------- ------------------------------- ------------------------------- -------------------------------


     The Company is filing as exhibits to this Form 8-K the forms of performance share award agreement and restricted stock unit award agreement that the Committee has approved for awards to senior executives during 2005.




Item 9.01.  Financial Statements and Exhibits

         The following exhibit is filed as part of this Report:

(c) Exhibits

Exhibit No.                Description
(10)(a)                    Form of Performance Share Award Agreement
(10)(b)                    Form of Restricted Stock Unit Award Agreement




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AT&T CORP.




                                       /s/  Robert S. Feit
                                       ----------------------------------
                                       By:  Robert S. Feit
                                            Vice President - Law and Secretary


January 24, 2005

EXHIBIT INDEX


Exhibit No.                Description
(10)(a)                    Form of Performance Share Award Agreement
(10)(b)                    Form of Restricted Stock Unit Award Agreement